SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 9, 2003

                             ALLOU HEALTHCARE, INC.
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               (Exact Name of Registrant as Specified in Charter)


              Delaware                    1-10340                 11-2953972
              --------                    -------                 ----------
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                  File No.)           Identification No.)


50 Emjay Boulevard, Brentwood, New York                              11717
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(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code (631) 273-4000

Item 5.   Other Events.
          ------------

          Allou Healthcare, Inc. (the "Company") has issued two press releases. The first announces that its lenders have declared a default under its Loan Agreement. The second announces that its lenders have filed an involuntary petition for bankruptcy under the provisions of chapter 11 of the U.S. bankruptcy code.

          Copies of the press releases, which are incorporated by reference herein and made a part hereof, are attached to this Current Report on Form 8-K as Exhibit 99.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

(a)  Financial Statements.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

     Exhibit No.         Description
     -----------         -----------

         99              Two Press Releases of the Company,  both dated April 9,
                         2003.

                                    SIGNATURE
                                    ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ALLOU HEALTH CARE, INC.


Date:    April 9, 2003        By:  /s/ David Shamilzadeh
                                   ---------------------
                                   Name:  David Shamilzadeh
                                   Title: President, Principal Financial Officer
                                          and Principal Accounting Officer

                                  EXHIBIT INDEX


     Exhibit No.         Description
     -----------         -----------

         99              Two Press Releases of the Company,  both dated April 9,
                         2003.